Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of FalconStor Software, Inc., a Delaware corporation (the "Company) on Form 10-K for the period ended December 31, 2019, as filed with the Securities and Exchange Commission on the date hereof (the "Form 10-K"), I, Brad Wolfe, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(i)        the Form 10-L fully complies, in all material respects, with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and

(ii)       the information contained in the Form 10-K fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ Brad Wolfe
Brad Wolfe
Executive Vice President, Chief Financial Officer and Treasurer
(principal financial and accounting officer)
Date: March 19, 2020